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                                                                    EXHIBIT 10.2


                           EXCHANGE APPLICATIONS, INC.

                            1996 STOCK INCENTIVE PLAN

         1. PURPOSE. This Exchange Applications, Inc. 1996 Stock Incentive Plan (the "Plan") is intended to provide incentives (a) to the officers and other employees of Exchange Applications, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock"). Both ISOs and Non-Qualified options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

         2. ADMINISTRATION OF THE PLAN. (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee (the "Committee") of two or more of its members to administer the Plan. Subject to ratification of the grant of each option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified options or Restricted Stock may be granted; (ii) determine the time or times at which options or Restricted Stock may be granted; (iii) determine the option price of shares subject to each option, which price with respect to ISOs shall not be less than the minimum specified in paragraph 6, and the purchase price of Restricted Stock; (iv) determine whether each option granted shall be an ISO or a Non-Qualified option;
(v) determine (subject


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to paragraph 7) the time or times when each option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to options and to Restricted Stock, and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

         (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in the Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any officer or other employee of the Company or any Related Corporation. Those directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options or Restricted Stock.


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                                      -3-

         4. STOCK. The stock subject to options and Restricted Stock shall be authorized but unissued shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number shares which may be issued pursuant to the Plan is 3,124,963, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire, be cancelled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired, terminated or cancelled Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

         5. GRANTS UNDER THE PLAN. Options or Restricted Stock may be granted under the Plan at any time on or after November 15, 1996 and prior to November 14, 2006. Any such grants of ISOs shall be subject to the receipt, within 12 months of November 15, 1996, of the approval of Stockholders as provided in paragraph 17. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 15.

         6. MINIMUM OPTION PRICE. (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value of Common Stock on the date of grant.

         (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000. If the foregoing limitation is exceeded, the balance shall be non-statutory options.


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         (c) If, at the time an Option is granted under the Plan, the Company's
Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market System or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant or, in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, not more than five years from date of grant. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified option pursuant to paragraph 15.

         8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each option granted under the Plan shall be exercisable as follows:

         (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

         (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

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         (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

         (d) The Committee shall have the right to accelerate the date of exercise of any installment; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 15) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all plans of the Company and any Related Corporation) shall not exceed $100,000.

         9. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company or any Related Corporation other than by reason of death or disability as provided in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 15. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any option or Restricted Stock the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. In granting any Non-Qualified option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.


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                                      -6-

         10. DEATH; DISABILITY; DISSOLUTION. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or 180 days from the date of the optionee's death.

         If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the option's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall have the meaning assigned to it in Section 22(e)(3) of the Code or any successor statute.

         In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

         11. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee each Option shall be exercisable only by him.

         12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.


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                                      -7-

         13. ADJUSTMENTS. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

         (a) Subject to any contrary provision contained in any instrument evidencing an option, in the event shares of Common Stock shall be sub-divided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange.

         (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his option at all times between the date of grant of such Option and the date of its exercise.

         (c) Notwithstanding the foregoing, any adjustments made pursuant to subparagraph (a) or (b) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in
Section 424 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         (d) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have


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                                      -8-

been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

         (e) Upon the happening of any of the foregoing events described in subparagraphs (a) or (b) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 13, and subject to paragraph 2, its determination shall be conclusive.

         14. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (i) in United States dollars in cash or by check, or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (iii) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or
(iv) at the discretion of the Committee, by any combination of (i), (ii) and
(iii) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to change in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates is issued.

         15. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS: TERMINATION OF ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose


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such conditions on the exercise of the resulting Non-Qualified Options as the
Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

          16. RESTRICTED STOCK. Each grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

         (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

         (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable (i) if the participant's continuous employment or performance of services for the Company and the Related Corporations shall terminate prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock, or (iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the stockholder with the Company, together with a

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                                      -10-

stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the stockholder, or in the event of his death, his estate, personal representative, or beneficiary who has acquired the Restricted Stock by will or by the laws of descent and distribution, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph (b) shall terminate and be of no further force and effect.

         (c) If a person who has been in continuous employment or performance of services for the Company or a Related Corporation since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability or by reason of early, normal or deferred retirement under an approved retirement program of the Company or a Related Corporation (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

         17. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on November 14, 1996, subject to approval of the Plan by the holders of a majority of the outstanding voting stock of the Company. The Plan shall expire on November 14, 2006 (except as to options and Restricted Stock outstanding on that date). Subject to the provisions of paragraph 5 above, Options and Restricted Stock may be granted under the Plan by the Committee, prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by November 14, 1997, any grants of options or Restricted Stock under the Plan made prior to that date will be rescinded. The Board may terminate or amend the Plan in any respect at any time, except that, any amendment that (a) increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 13), (b) changes the class of


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                                      -11-

persons eligible to participate in the Plan, or (c) materially increases the benefits to participants under the Plan, shall be subject to approval by stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing amendments, and shall be null and void if such approval is not obtained. Except as provided in the fourth sentence of this paragraph 17, in no event may action of the Board or stockholders alter or impair the rights of an optionee or purchaser of Restricted Stock without his consent, under any Option or Restricted Stock previously granted to him.

         18. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

         19. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         20. WITHHOLDING OF ADDITIONAL INCOME TAXES. The Company, in accordance with the Code, may, upon exercise of a Non-Qualified Option or the purchase of Common Stock for less than its fair market value or the lapse of restrictions on Restricted Stock or the making of a Disqualifying Disposition (as defined in paragraph 21) require the employee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.

         21. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

         22. GOVERNING LAWS; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing options and Restricted Stock shall be governed by the laws of the State of Nebraska. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                           EXCHANGE APPLICATIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                                 [STANDARD FORM]


         INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") by and between Exchange Applications, Inc., a Delaware corporation (the "Company"), and the employee of the Company or a subsidiary of the Company (the "Optionee") specified in Schedule A appended to this Agreement ("Schedule A").

         WHEREAS, the Company maintains the Exchange Applications, Inc. 1996 Stock Incentive Plan (the "Plan"); and

        WHEREAS, the Optionee renders important services to the Company or a subsidiary of the Company, and the Company desires to grant a stock option to the Optionee; and

        WHEREAS, the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board (the "Committee"), acting pursuant to the Plan, has authorized the grant of this Incentive Stock Option to the Optionee subject to the terms and conditions of the Plan and the additional terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee, and the Optionee hereby accepts, an Incentive Stock Option (the "Option") to purchase from the Company that number of shares of the Company's Common Stock (the "Shares"), specified in Schedule A. This Agreement and the Option hereby granted to the Optionee are subject to all of the terms and conditions of the Plan which are incorporated herein by this reference; any term used herein shall have the meaning assigned thereto in the Plan, unless such term is otherwise specifically defined herein.

         This Option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. OPTION PRICE; DATE OF GRANT. This Option may be exercised at the option price per Share specified in Schedule A, which the Board or Committee has determined, in accordance with Section 6 of the Plan, is 100% of the fair market value of a Share on the Date of Grant of this Option. The Date of Grant of this option is specified in Schedule A.

         3. TERM OF OPTION; VESTING AND EMPLOYMENT REQUIREMENTS. This Option shall expire on the date specified in Schedule A (the "Expiration Date"). This Option shall be exercisable to the extent of the number of Shares vested as of the date of exercise, in accordance with the vesting schedule provided in Schedule A. If exercised in part, the Option may be exercised only once in each calendar quarter, except with the express written consent of the Company. The vesting installments provided in Schedule A are cumulative, and this Option will remain exercisable with respect to all vested but unexercised installments until the option expires on the Expiration Date, unless the option is sooner terminated as provided in Section 7 or Section 8 of this Agreement.

         4. OTHER CONDITIONS AND LIMITATIONS. The Option shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee by the Optionee only.

         5. EXERCISE OF OPTION. Written notice of the exercise of the Option or any portion thereof shall be given to the Chief Financial Officer of the Company accompanied by the option price in cash or by check.

         6. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made in the maximum number of Shares subject to this Option and in the number, kind and option price of Shares covered by this option to the extent it remains outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Date of Grant of this Option, as determined by the Board or Committee in accordance with
Section 13 of the Plan.

         7. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. Upon the occurrence of any of the following events, the Optionee's rights with respect to this option shall be adjusted as hereinafter provided:

                  A. ACQUISITION, CONSOLIDATION OR MERGER. If the Company is to be consolidated with or acquired by another person or entity in a merger, sale of stock, sale of all or substantially all of the Company's assets or otherwise (other than a merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any entity if 50% or more of the aggregate voting power of such entity is held immediately after such transaction by persons who were stockholders of the Company immediately prior to such transaction) (an "Acquisition"), the Board or the Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to this Option, either (i) make appropriate provision for the continuation of this option by substituting on an equitable basis for the Shares then subject to this Option the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the Optionee, provide that this Option must be exercised, to the extent exercisable as of the closing of the Acquisition within a specified number of days of the date of such notice, at the end of which period this option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this option (to the extent exercisable as of the closing of the Acquisition) over the exercise price thereof.

                  B. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising this Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised this option prior to such recapitalization or reorganization.

                  C. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or the Committee.

                  D. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  8. TERMINATION OF OPTION. In the event that the Optionee ceases for any reason to be an employee of the Company, or a subsidiary of the Company, at a time prior to the exercise of this option in full, this Option shall terminate in accordance with the following provisions:

         (a) if the Optionee's employment shall have been terminated by the Company involuntarily for cause (as defined below), this Option shall terminate and may no longer be exercised;

         (b) if the Optionee's employment shall have been terminated by the Company involuntarily and without cause, or by the Optionee by resignation or other voluntary action, the Optionee may at any time within a period of sixty
(60) days after such termination of employment exercise this Option to the extent it was exercisable on the date of termination of the Optionee's employment;

         (c) if the Optionee's employment shall have been terminated because of disability within the meaning specified in the Plan, the Optionee may at any time within a period of one hundred eighty (180) days after such termination of employment exercise this Option to the extent that the Option was exercisable on the date of termination of the Optionee's employment; or

         (d) if the Optionee's employment shall have been terminated because of his death, the Option, to the extent that the Optionee was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty
(180) days after the Optionee's death by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution;

provided, however, that this Option may not be exercised to any extent by anyone after the Expiration Date. For purposes of this Agreement, "cause" shall mean termination of the Optionee's employment by the Company because of (i) a determination by the Board of Directors of the Company that (A) the Optionee has repeatedly and willfully failed or refused to comply with reasonable and explicit directives from the Company, or (B) the Optionee has willfully and repeatedly breached or habitually neglected his material duties or responsibilities as an employee, (ii) the commission by the Optionee of a felony or the perpetration by the Optionee of a dishonest act or fraud or (iii) breach by the Optionee of any obligations under the Non-Disclosure and Developments Agreement or Non-Competition and Non-Solicitation Agreement, if any, between the Company and the Optionee.

         9. TAX TREATMENT OF OPTION: NOTICE OF DISPOSITION OF SHARES. Although this option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Code, the Company makes no representations as to the tax treatment of the Optionee upon the receipt or exercise of this Option or the sale or other disposition of the Shares issued pursuant to this Option. The Optionee shall notify the Company within seven (7) days after the date the Optionee sells or otherwise disposes of any Shares acquired by the exercise of this option within either (a) two (2) years from the Date of Grant or (b) one
(1) year after the exercise of this Option for such Shares.

         10. COMPLIANCE WITH SECURITIES LAWS. The Company shall not be obligated to sell or issue any Shares pursuant to this Option unless the Shares with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities or "blue sky" law ("Blue Sky Law"). In the event Shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he will receive such Shares or other securities for investment and not with a view to the resale or distribution thereof, and will not transfer such Shares or other securities unless they are effectively registered for such transfer under the Act and any applicable Blue Sky Law or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. The Optionee further agrees that the stock certificate or certificates evidencing such Shares may bear a legend setting forth such restrictions on their transferability.

         11. RIGHTS AS A STOCKHOLDER; NO OBLIGATION TO CONTINUE EMPLOYMENT. The Optionee shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or any of its subsidiaries or the Optionee with respect to the Optionee's continued employment by the Company or any of its subsidiaries. Nothing herein contained shall impose any obligation upon the Optionee to exercise the Option.

         12. RELATIONSHIP TO PLAN. The Option contained in this Agreement has been granted pursuant to the Plan, and is in all respects subject to the terms, conditions and definitions of the Plan, as amended from time to time. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or Committee shall be final, binding and conclusive upon the Optionee and his permitted heirs, executors, administrators, successors and assigns.

         13. RESTRICTIONS ON TRANSFER. Any sale or other disposition of any of the Shares by the Optionee, other than according to the terms of this Section 13, shall be void and transfer no right, title or interest in or to any of such Shares to the purported transferee. For purposes of this Section 13, the term "Shares" shall include all shares of capital stock of the Company held by the Optionee, whether now owned or hereafter acquired. The Optionee agrees to present the certificates representing the Shares hereafter acquired by him or her to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

         "The sale or other disposition of any of the shares represented by this certificate is restricted by an Incentive Stock Option Agreement, dated as of _________, between the holder of this certificate and the issuer.

If the Optionee desires to sell, transfer or otherwise dispose of any of the Shares, or any interest in such Shares, whether voluntarily or by operation of law, the Optionee shall first deliver written notice (the "Offer") to the Company specifying (i) the name and address of the party to which the Optionee proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"), (ii) the number of Shares the Optionee proposes to sell or otherwise dispose of, (iii) the consideration per Share to be delivered to the Optionee for the proposed sale, transfer, or disposition and (iv) all other material terms and conditions of the proposed transaction.

Upon receipt of the Offer, the Company shall have an option to purchase any or all of such Shares specified in the Offer, such option to be exercised by giving, within 15 days after receipt of the offer, a written counter-notice to Optionee. If the Company elects to purchase any or all of such Shares in accordance with this Section 13, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company such Shares at the price and in accordance with the terms indicated in the offer within 60 days from the date of receipt by the Company of the Offer. The Optionee may sell any or all of such Shares which the Company has not so elected to purchase during the 30 days following the expiration of the Offer Period, PROVIDED that such sale is made to the Offeror and only pursuant to the terms set forth in the Offer and, PROVIDED, further, that the purchaser thereof shall have executed a writing satisfactory to the Company, agreeing that such purchaser shall be subject to the restrictions on transfer set forth in this Section 13. If, however, any or all such Shares are not sold by the Optionee in accordance with the terms set forth in the offer within such 30 days, the restrictions on transfer set forth in this Section 13 shall again become applicable to such unsold Shares. The provisions of this
Section 13 shall terminate on (i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), with respect to an underwritten public offering of the Common Stock or (ii) the closing date of a sale of assets or merger of the Company pursuant to which shareholders of the Company receive securities of a buyer whose shares are publicly traded.

         14. MISCELLANEOUS. In case any one or more of the provisions or part of any provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, executors, administrators, successors and assigns. This Agreement shall be governed by and construed and administered in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date of Grant specified in Schedule A.

                                         EXCHANGE APPLICATIONS, INC.


                                         By: ___________________________________

                                         Title: ________________________________


                                         _______________________________________
                                         Optionee

                           EXCHANGE APPLICATIONS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

                              ---------------------

                                   SCHEDULE A

                              ---------------------

         This Schedule A sets forth certain information and provisions referred to in the Incentive Stock Option Agreement to which this Schedule A is appended.

1.       The Optionee is ________________________________________.

2.       The number of option Shares is __________________________.

3.       The option price per Share for such option Shares is $ ____________.

4.       The Date of Grant of the Option is ________________________________.

5.       The Expiration Date of the Option is [ten years from date of grant].

6.       The Option shall become exercisable by the Optionee as follows:
         [INSERT VESTING SCHEDULE].

                           EXCHANGE APPLICATIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                                [EXECUTIVE FORM]


         INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") by and between Exchange Applications, Inc., a Delaware corporation (the "Company"), and the employee of the Company or a subsidiary of the Company (the "Optionee") specified in Schedule A appended to this Agreement ("Schedule A").

         WHEREAS, the Company maintains the Exchange Applications, Inc. 1996 Stock Incentive Plan (the "Plan"); and

        WHEREAS, the Optionee renders important services to the Company or a subsidiary of the Company, and the Company desires to grant a stock option to the Optionee; and

        WHEREAS, the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board (the "Committee"), acting pursuant to the Plan, has authorized the grant of this Incentive Stock Option to the Optionee subject to the terms and conditions of the Plan and the additional terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee, and the Optionee hereby accepts, an Incentive Stock Option (the "Option") to purchase from the Company that number of shares of the Company's Common Stock (the "Shares"), specified in Schedule A. This Agreement and the Option hereby granted to the Optionee are subject to all of the terms and conditions of the Plan which are incorporated herein by this reference; any term used herein shall have the meaning assigned thereto in the Plan, unless such term is otherwise specifically defined herein.

         This Option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. OPTION PRICE; DATE OF GRANT. This Option may be exercised at the option price per Share specified in Schedule A, which the Board or Committee has determined, in accordance with Section 6 of the Plan, is 100% of the fair market value of a Share on the Date of Grant of this Option. The Date of Grant of this option is specified in Schedule A.

         3. TERM OF OPTION; VESTING AND EMPLOYMENT REQUIREMENTS. This Option shall expire on the date specified in Schedule A (the "Expiration Date"). This Option shall be exercisable to the extent of the number of Shares vested as of the date of exercise, in accordance with the vesting schedule provided in Schedule A. If exercised in part, the Option may be exercised only once in each calendar quarter, except with the express written consent of the Company. The vesting installments provided in Schedule A are cumulative, and this Option will remain exercisable with respect to all vested but unexercised installments until the option expires on the Expiration Date, unless the option is sooner terminated as provided in Section 7 or Section 8 of this Agreement. Notwithstanding anything to the contrary set forth herein, all unvested installments shall become immediately vested immediately prior to the closing of any Acquisition (as defined in Section 7A below); PROVIDED, that (i) the Option shall not have otherwise terminated pursuant to the terms hereof prior to the closing of such Acquisition, and (ii) the Optionee's employment shall not have been terminated (whether voluntarily or involuntarily, with or without cause) prior to the closing of such Acquisition.

         4. OTHER CONDITIONS AND LIMITATIONS. The Option shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee by the Optionee only.

         5. EXERCISE OF OPTION. Written notice of the exercise of the Option or any portion thereof shall be given to the Chief Financial Officer of the Company accompanied by the option price in cash or by check.

         6. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made in the maximum number of Shares subject to this Option and in the number, kind and option price of Shares covered by this option to the extent it remains outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Date of Grant of this Option, as determined by the Board or Committee in accordance with Section 13 of the Plan.

         7. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. Upon the occurrence of any of the following events, the Optionee's rights with respect to this option shall be adjusted as hereinafter provided:

                  A. ACQUISITION, CONSOLIDATION OR MERGER. If the Company is to be consolidated with or acquired by another person or entity in a merger, sale of stock, sale of all or substantially all of the Company's assets or otherwise (other than a merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any entity if 50% or more of the aggregate voting power of such entity is held immediately after such transaction by persons who were stockholders of the Company immediately prior to such transaction) (an "Acquisition"), the Board or the Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to this Option, either (i) make appropriate provision for the continuation of this option by substituting on an equitable basis for the Shares then subject to this Option the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the Optionee, provide that this Option must be exercised, to the extent exercisable as of the closing of the Acquisition (assuming for this purpose the acceleration of the vesting schedule contemplated by the last sentence of Section 3) within a specified number of days of the date of such notice, at the end of which period this option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this option (to the extent exercisable as of the closing of the Acquisition) over the exercise price thereof (assuming for this purpose the acceleration of the vesting schedule contemplated by the last sentence of Section 3).

                  B. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising this Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised this option prior to such recapitalization or reorganization.

                  C. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or the Committee.

                  D. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         8. TERMINATION OF OPTION. In the event that the Optionee ceases for any reason to be an employee of the Company, or a subsidiary of the Company, at a time prior to the exercise of this option in full, this Option shall terminate in accordance with the following provisions:

         (a) if the Optionee's employment shall have been terminated by the Company involuntarily for cause (as defined below), this Option shall terminate and may no longer be exercised;

         (b) if the Optionee's employment shall have been terminated by the Company involuntarily and without cause, or by the Optionee by resignation or other voluntary action, the Optionee may at any time within a period of sixty
(60) days after such termination of employment exercise this Option to the extent it was exercisable on the date of termination of the Optionee's employment;

         (c) if the Optionee's employment shall have been terminated because of disability within the meaning specified in the Plan, the Optionee may at any time within a period of one hundred eighty (180) days after such termination of employment exercise this Option to the extent that the Option was exercisable on the date of termination of the Optionee's employment; or

         (d) if the Optionee's employment shall have been terminated because of his death, the Option, to the extent that the Optionee was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty
(180) days after the Optionee's death by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution;

provided, however, that this Option may not be exercised to any extent by anyone after the Expiration Date. For purposes of this Agreement, "cause" shall mean termination of the Optionee's employment by the

Company because of (i) a determination by the Board of Directors of the Company that (A) the Optionee has repeatedly and willfully failed or refused to comply with reasonable and explicit directives from the Company, or (B) the Optionee has willfully and repeatedly breached or habitually neglected his material duties or responsibilities as an employee, (ii) the commission by the Optionee of a felony or the perpetration by the Optionee of a dishonest act or fraud or
(iii) breach by the Optionee of any obligations under the Non-Disclosure and Developments Agreement or Non-Competition and Non-Solicitation Agreement, if any, between the Company and the Optionee.

         9. TAX TREATMENT OF OPTION: NOTICE OF DISPOSITION OF SHARES. Although this option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Code, the Company makes no representations as to the tax treatment of the Optionee upon the receipt or exercise of this Option or the sale or other disposition of the Shares issued pursuant to this Option. The Optionee shall notify the Company within seven (7) days after the date the Optionee sells or otherwise disposes of any Shares acquired by the exercise of this option within either (a) two (2) years from the Date of Grant or (b) one
(1) year after the exercise of this Option for such Shares.

         10. COMPLIANCE WITH SECURITIES LAWS. The Company shall not be obligated to sell or issue any Shares pursuant to this Option unless the Shares with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities or "blue sky" law ("Blue Sky Law"). In the event Shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he will receive such Shares or other securities for investment and not with a view to the resale or distribution thereof, and will not transfer such Shares or other securities unless they are effectively registered for such transfer under the Act and any applicable Blue Sky Law or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. The Optionee further agrees that the stock certificate or certificates evidencing such Shares may bear a legend setting forth such restrictions on their transferability.

         11. RIGHTS AS A STOCKHOLDER; NO OBLIGATION TO CONTINUE EMPLOYMENT. The Optionee shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or any of its subsidiaries or the Optionee with respect to the Optionee's continued employment by the Company or any of its subsidiaries. Nothing herein contained shall impose any obligation upon the Optionee to exercise the Option.

         12. RELATIONSHIP TO PLAN. The Option contained in this Agreement has been granted pursuant to the Plan, and is in all respects subject to the terms, conditions and definitions of the Plan, as amended from time to time. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or Committee shall be final, binding and conclusive upon the Optionee and his permitted heirs, executors, administrators, successors and assigns.

         13. RESTRICTIONS ON TRANSFER. Any sale or other disposition of any of the Shares by the Optionee, other than according to the terms of this Section 13, shall be void and transfer no right, title or interest in or to any of such Shares to the purported transferee. For purposes of this Section 13, the term "Shares" shall include all shares of capital stock of the Company held by the Optionee, whether now owned or hereafter acquired. The Optionee agrees to present the certificates representing the Shares hereafter acquired by him or her to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

         "The sale or other disposition of any of the shares represented by this certificate is restricted by an Incentive Stock Option Agreement, dated as of _________, between the holder of this certificate and the issuer.

If the Optionee desires to sell, transfer or otherwise dispose of any of the Shares, or any interest in such Shares, whether voluntarily or by operation of law, the Optionee shall first deliver written notice (the "Offer") to the Company specifying (i) the name and address of the party to which the Optionee proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"), (ii) the number of Shares the Optionee proposes to sell or otherwise dispose of, (iii) the consideration per Share to be delivered to the Optionee for the proposed sale, transfer, or disposition and (iv) all other material terms and conditions of the proposed transaction.

Upon receipt of the Offer, the Company shall have an option to purchase any or all of such Shares specified in the Offer, such option to be exercised by giving, within 15 days after receipt of the offer, a written counter-notice to Optionee. If the Company elects to purchase any or all of such Shares in accordance with this Section 13, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company such Shares at the price and in accordance with the terms indicated in the offer within 60 days from the date of receipt by the Company of the Offer. The Optionee may sell any or all of such Shares which the Company has not so elected to purchase during the 30 days following the expiration of the Offer Period, PROVIDED that such sale is made to the Offeror and only pursuant to the terms set forth in the Offer and, PROVIDED, further, that the purchaser thereof shall have executed a writing satisfactory to the Company, agreeing that such purchaser shall be subject to the restrictions on transfer set forth in this Section 13. If, however, any or all such Shares are not sold by the Optionee in accordance with the terms set forth in the offer within such 30 days, the restrictions on transfer set forth in this
Section 13 shall again become applicable to such unsold Shares. The provisions of this Section 13 shall terminate on (i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), with respect to an underwritten public offering of the Common Stock or
(ii) the closing date of a sale of assets or merger of the Company pursuant to which shareholders of the Company receive securities of a buyer whose shares are publicly traded.

         14. MISCELLANEOUS. In case any one or more of the provisions or part of any provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, executors, administrators, successors and assigns. This Agreement shall be governed by and construed and administered in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date of Grant specified in Schedule A.

                                         EXCHANGE APPLICATIONS, INC.


                                         By: ___________________________________

                                         Title: ________________________________


                                         _______________________________________
                                         Optionee

                           EXCHANGE APPLICATIONS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                              ---------------------

                                   SCHEDULE A
                              ---------------------

         This Schedule A sets forth certain information and provisions referred to in the Incentive Stock Option Agreement to which this Schedule A is appended.

1.       The Optionee is __________________________________________.

2.       The number of option Shares is ____________________________.

3.       The option price per Share for such option Shares is $ ____________.

4.       The Date of Grant of the Option is _________________________.

5.       The Expiration Date of the Option is [ten years from date of grant].

6.       The Option shall become exercisable by the Optionee as follows:
         [INSERT VESTING SCHEDULE].

                           EXCHANGE APPLICATIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                        [PERFORMANCE BASED OPTIONS FORM]


         INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") by and between Exchange Applications, Inc., a Delaware corporation (the "Company"), and the employee of the Company or a subsidiary of the Company (the "Optionee") specified in Schedule A appended to this Agreement ("Schedule A").

         WHEREAS, the Company maintains the Exchange Applications, Inc. 1996 Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Optionee renders important services to the Company or a subsidiary of the Company, and the Company desires to grant a stock option to the Optionee; and

         WHEREAS, the Board of Directors of the Company (the "Board") or the Compensation Committee of the Board (the "Committee"), acting pursuant to the Plan, has authorized the grant of this Incentive Stock Option to the Optionee subject to the terms and conditions of the Plan and the additional terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Optionee hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee, and the Optionee hereby accepts, an Incentive Stock Option (the "Option") to purchase from the Company that number of shares of the Company's Common Stock (the "Shares"), specified in Schedule A. This Agreement and the Option hereby granted to the Optionee are subject to all of the terms and conditions of the Plan which are incorporated herein by this reference; any term used herein shall have the meaning assigned thereto in the Plan, unless such term is otherwise specifically defined herein.

         This Option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. OPTION PRICE; DATE OF GRANT. This Option may be exercised at the option price per Share specified in Schedule A, which the Board or Committee has determined, in accordance with Section 6 of the Plan, is 100% of the fair market value of a Share on the Date of Grant of this Option. The Date of Grant of this option is specified in Schedule A.

         3. TERM OF OPTION; VESTING AND EMPLOYMENT REQUIREMENTS. This Option shall expire on the date specified in Schedule A (the "Expiration Date"). This Option shall be exercisable to the extent of the number of Shares vested as of the date of exercise, in accordance with the vesting schedule provided in Schedule A. If exercised in part, the Option may be exercised only once in each calendar quarter, except with the express written consent of the Company. The vesting provisions provided in Schedule A are cumulative, and this Option will remain exercisable with respect to all vested but unexercised amounts until the Option expires on the Expiration Date, unless the Option is sooner terminated as provided in Section 7 or Section 8 of this Agreement.

         4. OTHER CONDITIONS AND LIMITATIONS. The Option shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee by the Optionee only.

         5. EXERCISE OF OPTION. Written notice of the exercise of the Option or any portion thereof shall be given to the Chief Financial Officer of the Company accompanied by the option price in cash or by check.

         6. STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS; RECAPITALIZATIONS. Appropriate adjustment shall be made in the maximum number of Shares subject to this Option and in the number, kind and option price of Shares covered by this option to the extent it remains outstanding, to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Date of Grant of this Option, as determined by the Board or Committee in accordance with
Section 13 of the Plan.

         7. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. Upon the occurrence of any of the following events, the Optionee's rights with respect to this Option shall be adjusted as hereinafter provided:

                  A. ACQUISITION, CONSOLIDATION OR MERGER. If the Company is to be consolidated with or acquired by another person or entity in a merger, sale of stock, sale of all or substantially all of the Company's assets or otherwise (other than a merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any entity if 50% or more of the aggregate voting power of such entity is held immediately after such transaction by persons who were stockholders of the Company immediately prior to such transaction) (an "Acquisition"), the Board or the Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to this Option, either (i) make appropriate provision for the continuation of this option by substituting on an equitable basis for the Shares then subject to this Option the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the Optionee, provide that this Option must be exercised, to the extent exercisable as of the closing of the Acquisition within a specified number of days of the date of such notice, at the end of which period this option shall terminate; or (iii) terminate this Option in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to this option (to the extent exercisable as of the closing of the Acquisition) over the exercise price thereof.

                  B. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the Optionee upon exercising this Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised this option prior to such recapitalization or reorganization.

                  C. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or the Committee.

                  D. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this Option. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         8. TERMINATION OF OPTION. In the event that the Optionee ceases for any reason to be an employee of the Company, or a subsidiary of the

Company, at a time prior to the exercise of this option in full, this Option shall terminate in accordance with the following provisions:

         (a) if the Optionee's employment shall have been terminated by the Company involuntarily for cause (as defined below), this Option shall terminate and may no longer be exercised;

         (b) if the Optionee's employment shall have been terminated by the Company involuntarily and without cause, or by the Optionee by resignation or other voluntary action, the Optionee may at any time within a period of sixty
(60) days after such termination of employment exercise this Option to the extent it was exercisable on the date of termination of the Optionee's employment;

         (c) if the Optionee's employment shall have been terminated because of disability within the meaning specified in the Plan, the Optionee may at any time within a period of one hundred eighty (180) days after such termination of employment exercise this Option to the extent that the Option was exercisable on the date of termination of the Optionee's employment; or

         (d) if the Optionee's employment shall have been terminated because of his death, the Option, to the extent that the Optionee was entitled to exercise it on the date of death, may be exercised within a period of one hundred eighty
(180) days after the Optionee's death by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution;

provided, however, that this Option may not be exercised to any extent by anyone after the Expiration Date. For purposes of this Agreement, "cause" shall mean termination of the Optionee's employment by the Company because of (i) a determination by the Board of Directors of the Company that (A) the Optionee has repeatedly and willfully failed or refused to comply with reasonable and explicit directives from the Company, or (B) the Optionee has willfully and repeatedly breached or habitually neglected his material duties or responsibilities as an employee, (ii) the commission by the Optionee of a felony or the perpetration by the Optionee of a dishonest act or fraud or (iii) breach by the Optionee of any obligations under the Non-Disclosure and Developments Agreement or Non-Competition and Non-Solicitation Agreement, if any, between the Company and the Optionee.

         9. TAX TREATMENT OF OPTION: NOTICE OF DISPOSITION OF SHARES. Although this option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Code, the Company makes no representations as to the tax treatment of the Optionee upon the receipt or exercise of this Option or the sale or other disposition of the Shares issued pursuant to this Option. The Optionee shall notify the Company within seven (7) days after the date the Optionee sells or otherwise disposes of any Shares acquired by the exercise of this option within either (a) two (2) years from the Date of Grant or (b) one (1) year after the exercise of this Option for such Shares.

         10. COMPLIANCE WITH SECURITIES LAWS. The Company shall not be obligated to sell or issue any Shares pursuant to this Option unless the Shares with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities or "blue sky" law ("Blue Sky Law"). In the event Shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he will receive such Shares or other securities for investment and not with a view to the resale or distribution thereof, and will not transfer such Shares or other securities unless they are effectively registered for such transfer under the Act and any applicable Blue Sky Law or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. The Optionee further agrees that the stock certificate or certificates evidencing such Shares may bear a legend setting forth such restrictions on their transferability.

         11. RIGHTS AS A STOCKHOLDER; NO OBLIGATION TO CONTINUE EMPLOYMENT. The Optionee shall have no rights as a stockholder with respect to the Shares subject to the Option until the exercise of the option and the issuance of a stock certificate for the Shares with respect to which the Option shall have been exercised. Nothing herein contained shall impose any obligation on the Company or any of its subsidiaries or the Optionee with respect to the Optionee's continued employment by the Company or any of its subsidiaries. Nothing herein contained shall impose any obligation upon the Optionee to exercise the Option.

         12. RELATIONSHIP TO PLAN. The Option contained in this Agreement has been granted pursuant to the Plan, and is in all respects subject to the terms, conditions and definitions of the Plan, as amended from time to time. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Board or Committee shall be final, binding and conclusive upon the Optionee and his permitted heirs, executors, administrators, successors and assigns.

         13. RESTRICTIONS ON TRANSFER. Any sale or other disposition of any of the Shares by the Optionee, other than according to the terms of this Section 13, shall be void and transfer no right, title or interest in or to any of such Shares to the purported transferee. For purposes of this Section 13, the term "Shares" shall include all shares of capital stock of the Company held by the Optionee, whether now owned or hereafter acquired. The Optionee agrees to present the certificates representing the Shares hereafter acquired by him or her to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

         "The sale or other disposition of any of the shares represented by this certificate is restricted by an Incentive Stock Option Agreement, dated as of __________, between the holder of this certificate and the issuer.

If the Optionee desires to sell, transfer or otherwise dispose of any of the Shares, or any interest in such Shares, whether voluntarily or by operation of law, the Optionee shall first deliver written notice (the "Offer") to the Company specifying (i) the name and address of the party to which the Optionee proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"), (ii) the number of Shares the Optionee proposes to sell or otherwise dispose of, (iii) the consideration per Share to be delivered to the Optionee for the proposed sale, transfer, or disposition and (iv) all other material terms and conditions of the proposed transaction.

         Upon receipt of the Offer, the Company shall have an option to purchase any or all of such Shares specified in the Offer, such option to be exercised by giving, within 15 days after receipt of the offer, a written counter-notice to Optionee. If the Company elects to purchase any or all of such Shares in accordance with this Section 13, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company such Shares at the price and in accordance with the terms indicated in the offer within 60 days from the date of receipt by the Company of the Offer. The Optionee may sell any or all of such Shares which the Company has not so elected to purchase during the 30 days following the expiration of the Offer Period, PROVIDED that such sale is made to the Offeror and only pursuant to the terms set forth in the Offer and, PROVIDED, further, that the purchaser thereof shall have executed a writing satisfactory to the Company, agreeing that such purchaser shall be subject to the restrictions on transfer set forth in this Section 13. If, however, any or all such Shares are not sold by the Optionee in accordance with the terms set forth in the offer within such 30 days, the restrictions on transfer set forth in this Section 13 shall again become applicable to such unsold Shares. The provisions of this Section 13 shall terminate on (i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), with respect to an underwritten public offering of the Common Stock or (ii) the closing date of a sale of assets or merger of the Company pursuant to which shareholders of the Company receive securities of a buyer whose shares are publicly traded.

         14. MISCELLANEOUS. In case any one or more of the provisions or part of any provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, executors, administrators, successors and assigns. This Agreement shall be governed by and construed and administered in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date of Grant specified in Schedule A.

                                       EXCHANGE APPLICATIONS, INC.


                                       By: _____________________________________

                                       Title: __________________________________


                                       _________________________________________
                                       Optionee

                           EXCHANGE APPLICATIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                           --------------------------

                                   SCHEDULE A

                           --------------------------


         This Schedule A sets forth certain information and provisions referred to in the Incentive Stock Option Agreement to which this Schedule A is appended.

1.       The Optionee is ____________________________________________.

2.       The number of option Shares is ______________________________.

3.       The option price per Share for such option Shares is $_____________.

4.       The Date of Grant of the Option is ______________________________.

5.       The Expiration Date of the Option is [ten years from date of grant].

6.       The Option shall become exercisable by the Optionee as follows:

                  a. All shares governed by the Option shall be vested as of the ninth anniversary of the Date of Grant.

                  b. Vesting of 25% of the original number of Shares governed by the Option may be accelerated and may become exercisable upon December 31 of any calendar year, commencing December 31, 1998, upon satisfaction of Performance Criteria for such calendar year. The "Performance Criteria" for any calendar year may (at the discretion of the Board of Directors and the Chief Executive Officer) be determined for such calendar year by the Chief Executive Officer and the Board of Directors on or prior to January 31 of such calendar year. In the absence of such a determination and receipt by Optionee of written confirmation of such determination on or prior to January 31 of any calendar year, there shall be no Performance Criteria for that calendar year, and, consequently, there shall be no acceleration of the vesting of any Shares during such calendar year.

                                                                            FORM
                                                                            ----

                           EXCHANGE APPLICATIONS, INC.

                       EMPLOYEE RESTRICTED STOCK AGREEMENT

         EMPLOYEE RESTRICTED STOCK AGREEMENT (this "Agreement"), dated as of November 15, 1996, by and between EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Company"), and _________ (the "Employee") .


                              W I T N E S S E T H:

         WHEREAS, the Company maintains the Exchange Applications, Inc. 1996 Stock Incentive Plan (the "Plan"); and

        WHEREAS, the Employee has, since _______________ (the "Date of Hire"), been an employee of the Company or its predecessor, and the Company intends by this Agreement to grant the Employee a Restricted Stock Award entitling the Employee to purchase Common Stock of the Company as authorized by the Plan; and

         WHEREAS, the Board of Directors of the Company, acting pursuant to the Plan, has authorized the grant of this Restricted Stock Award, subject to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Employee hereby agree as follows:

         1. RELATIONSHIP TO PLAN; DEFINED TERMS. This Agreement and the Restricted Stock Award authorized hereby are subject to all of the terms and conditions of the Plan, as amended from time to time, which are incorporated herein by this reference.

         2. PURCHASE OF STOCK. The Employee hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Employee, on the date hereof _____________ shares of the Company's Common Stock, $.001 par value per share (the "Stock"), for a purchase price of $.001 per share of Stock (the "Issue Price").

         3. PURCHASE OPTIONS. All Stock purchased by the Employee pursuant to the terms of this Agreement shall be subject to the options of the Company with respect to the purchase thereof under circumstances set forth in this Section 3.

         (a) If the Employee ceases to provide services to the Company either as a consultant or employee for any reason (including without limitation because of the Employee's death, disability, retirement or termination by the Company with or without Cause (as defined below)) at any time prior to the third anniversary of the Date of Hire, the Company shall have the right, within 60 days after the date of any such termination, to exercise an option to purchase (the "Purchase Option") up to the maximum portion of the Stock determined according to the following table:


If Termination of Employment                      Portion of the Stock Subject
         Occurs:                                     To the Purchase Option:
----------------------------                      ----------------------------

     Within one year from the Date
       of Hire:                                             75%
     From (and including) the first
       anniversary of the Date of Hire
       to (but excluding) the second
       anniversary of the Date of Hire:                     50%
     From (and including) the second
       anniversary of the Date of Hire
       to (but excluding) the third
       anniversary of the Date of Hire:                     25%
     On and after the third anniversary
       of the Date of Hire:                                None

         (b) If, at any time, the Employee ceases to provide services to the Company either as a consultant or employee for any reason (including without limitation because of the Employee's death, disability or retirement), except termination by the Company without Cause, the Company shall have the right within 60 days after the date of any such termination, to exercise an option to purchase (the "Additional Purchase Option") up to all of the Vested Stock (as defined below). For purposes hereof, "Cause" shall mean termination of the Employee's employment by the Company because of (i) the Company's good faith determination that the Employee has failed to perform any of his duties, (ii) the commission by the Employee of a felony or the perpetration by the Employee of a dishonest act or fraud or (iii) any breach by the Employee of an obligation under the employment agreement, if any, between the Company and the Employee.

         (c) The Purchase Option shall be exercisable by the Company at a price per share of Stock equal to the lesser of the Issue Price or the fair market value of the Stock of the Employee, as determined by the Board of Directors in good faith after taking into account all relevant considerations, including the options set forth herein (the "Fair Market Value"). The Additional Purchase Option shall be exercisable by the Company at a price per share equal to the Fair Market Value. The Company may assign any or all of its rights to exercise a Purchase Option and/or Additional Purchase Option under this Section 3. If the Company (or its assignee) shall fail to exercise the Purchase Option with respect to any part or all of the Stock subject thereto, such Stock may thereafter be held and transferred by the Employee (or other holder thereof), subject, however, to any transfer or purchase restrictions applicable thereto pursuant to the Company's charter or by-laws or any other agreement relating to the Stock or applicable law. Stock not subject to the Purchase option is herein referred to as "Vested Stock."

         (d) Notwithstanding anything to the contrary in this Agreement, in the event of a "Change of Control", all Stock held by the Employee that has been issued under this Agreement, and all securities issued in respect thereof, shall be deemed Vested Stock and the Purchase Option and Additional Purchase Option shall immediately terminate and be of no further force and effect. A "Change of Control" shall mean (i) the direct or indirect acquisition by any person of 50% or more of the aggregate voting power of the Company or (ii) the sale of all or substantially all of the assets of the Company (other than a merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, any entity if 50% or more of the aggregate voting power of such entity is held immediately after such transaction by persons who were stockholders of the Company immediately prior to such transaction).

        4. RESTRICTIONS ON TRANSFER. The Employee shall not sell, transfer, pledge, hypothecate or otherwise dispose of or encumber (other than to the Company pursuant to Section 3 above) any of the Stock that is not Vested Stock. Notwithstanding the foregoing, the Employee may transfer all or any of the Stock to any member of his immediate family (as defined below) or to any trust for the benefit of such family member or the Employee, PROVIDED that such transferee shall agree with the Company in writing, as a condition to such transfer, to be bound by all of the provisions of this Agreement, and PROVIDED, FURTHER, that the Employee's employment (rather than an employment of such transferee) shall continue to govern for purposes of Section 3. The term "immediate family" shall mean any parent, spouse, lineal descendant, brother or sister of the Employee.

         5. MANNER OF EXERCISE. The Purchase Option and Additional Purchase Option shall each be exercised by written notice signed by an officer of the Company and delivered or mailed to the Employee (or to his personal representative if the Employee is deceased) as provided in Section 14 (a) below. The price for the Stock upon exercise of the Purchase Option or Additional Purchase option, as the case may be, shall be payable, at the option of the Company, by cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check), or both.

         6. APPLICATION TO OTHER PROPERTY. If from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or if there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company, then, in any such event, any and all new, substituted or additional securities or other property to which the Employee is entitled by reason of his ownership of any Stock which then remains subject to the Purchase option and/or the Additional Purchase Option in Section 3 above shall be immediately subject to the Purchase Option and/or the Additional Purchase Option, as the case may be, and shall be included in the word "Stock" for all purposes of the Purchase Option and Additional Purchase Option with the same force and effect as the Stock which then remains subject to the Purchase Option and Additional Purchase Option in Section 3 above. While the total Issue Price for such Stock shall remain the same after each such event, the Issue Price per unit of Stock (or substituted or additional property) upon exercise of the Purchase Option or Additional Purchase Option, as the case may be, shall be appropriately adjusted.

         7.     INVESTMENT REPRESENTATIONS; TRANSFER LEGENDS.

         (a) In connection with his purchase of the Stock, the Employee hereby represents and warrants to the Company as follows:

                  (i) The Employee is purchasing the Stock solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Stock or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Stock or any portion thereof in any transaction other than a transaction exempt from registration under the Act. The Employee also represents that the entire legal and beneficial interest of the Stock is being purchased, and will be held, for the Employee's account only, and neither in whole or in part for any other person. The Employee either has a pre-existing business or personal relationship with the Company or its officers, directors or controlling persons or by reason of the Employee's business or financial experience or the business or financial experience of the Employee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the Employee's own interests in connection with this transaction.

                  (ii) The Employee has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as the Employee has deemed necessary and appropriate to enable the Employee to evaluate the financial risk inherent in making an investment in the Stock, and the Employee has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

                  (iii) The Employee realizes that the purchase of the Stock will be a highly speculative investment and involves a high degree of risk, and the Employee is able to hold the Stock for an indefinite period of time and suffer a complete loss on his investment.

                  (iv) The Employee understands and acknowledges that:

                           (I) the sale of the Stock has not been registered
under the Securities Act of 1933, as amended (the "Act"), and the Stock must be held indefinitely unless subsequently registered under said Act or an exemption from such registration is available and the Company is under no obligation to register the Stock;

                           (II) the share certificate(s) representing the Stock
will be stamped with the legends specified in this Section; and

                           (III) the Company will make a notation in its records
of the aforementioned restrictions on transfer and legends.

                           (IV) The Employee understands that the Stock
constitutes restricted securities within the meaning of Rule 144 promulgated under the Act ("Rule 144"); that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of purchase and payment for the Stock, and even then will not be available unless (I) a public trading market then exists for the Common Stock,
(II) adequate information concerning the Company is then available to the public, and (III) other terms and conditions of Rule 144 are complied with; and that any sale of the Stock may be made only in limited amounts in accordance with such terms and conditions.

                  (v) Without in any way limiting his representations set forth above, the Employee further agrees that he shall in no event make any disposition of all or any portion of the Stock unless and until:

                  (A)(1) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or, (2)(a) the Employee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (b) the Employee shall have furnished the Company with an opinion of the Employee's counsel to the effect that such disposition will not require registration of the Stock under the Act, and (c) such opinion of the Employee's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Employee of such concurrence; and,

                  (B) The Stock proposed to be transferred is no longer subject to the purchase options set forth herein.

                  (b) All certificates representing any Stock subject to the provisions of this Agreement shall have endorsed thereon legends substantially in the form set forth below:

                (i) "This security may not be sold, assigned, or otherwise transferred or disposed of except in compliance with the conditions specified in the Employee Restricted Stock Agreement, dated as of November __, 1996, between the Corporation and the holder of this security, as amended from time to time, a copy of which will be furnished by the Corporation without charge upon written request."

                  (ii) "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or such laws or an exemption from registration under said Act or such laws, which in the opinion of counsel are reasonably satisfactory to counsel for this Corporation, is available."

                  (iii) Any legend required to be placed thereon by appropriate Blue Sky officials.

         8. DEPOSIT OF SHARES. As security for the Employee's faithful performance of the terms of this Agreement and to ensure that the Stock will be available for delivery upon exercise of the Purchase Option as herein provided, the Employee agrees to deliver to and deposit with the Secretary of the Company ("Escrow Agent"), as Escrow Agent in this transaction, one stock assignment duly endorsed (with date and number of shares blank) together with the certificate or certificates evidencing the Stock. Such documents are to be held by the Escrow Agent during the term of this Agreement and shall be delivered by the Escrow Agent to the Company on the written notice by the Company to the Escrow Agent that the Company has exercised the Purchase Option, or in the event this Agreement terminates without the exercise by the Company of the Purchase Option as to all of the Stock, the Company shall instruct the Escrow Agent to deliver to the Employee the portion of such Stock as to which the Purchase Option was not exercised.

         9. TRANSFERS NOT RECOGNIZED. The Company shall not be required (i) to transfer on its books any shares of Stock which shall have been transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Stock shall have been transferred.

         10. RIGHTS AS STOCKHOLDER. Subject to the provisions of Section 8 above, the Employee shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock, including without limitation the right to vote and the right to receive any dividends payable with respect thereto.

         11. TAXES. The Employee acknowledges that an amount equal to the fair market value of the Stock in excess of the Issue Price shall constitute income received by the Employee for income tax purposes, and that provision must be made for income taxes to be withheld by the Company with respect to Stock, whenever and to the extent that the Company's Purchase Option expires pursuant to Section 3 of this Agreement, or upon the execution of this Agreement if the Employee makes an election pursuant to Section 83(b) of the Internal Revenue
Code. The Employee agrees that he will make appropriate provisions for the collection and payment of such withholding taxes, in whatever manner is reasonably determined by the Company, including without limitation payment by the Employee to the Company of cash in the amount of required withholding taxes or withholding from other compensation due the Employee.

         12.      RIGHT OF FIRST REFUSAL.

         (a) RIGHT OF FIRST REFUSAL. If the Employee desires to sell all or any part of the Vested Stock and he has received in writing an irrevocable and unconditional bona fide offer (a "Bona Fide Offer") for the purchase thereof from a party (the "Offeror"), the Employee shall give written notice (the "BFO Option Notice") to the Company setting forth his desire to sell such Vested Stock, which BFO Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Bona Fide Offer. Upon receipt of the BFO Option Notice, the Company shall have an option to purchase any or all of such Vested Stock specified in the BFO Option Notice, such option to be exercised by giving, within 15 days after receipt of BFO Option Notice (the "Offer Period"), a written counter-notice to the Employee.

         (b) PURCHASE OF REFUSAL SHARES. If the Company so elects to purchase any or all of such Stock in accordance with subsection (a) above, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company such Vested stock at the price and in accordance with the terms indicated in the Bona Fide Offer within 60 days from the date of receipt by the Company of the BFO Option Notice.

         (c) SUBSEQUENT SALE OF SHARES. The Employee may sell any or all of such Stock which the Company has not so elected to purchase during the 30 days following the expiration of the Offer Period, PROVIDED that such sale is made only pursuant to the terms of the Bona Fide offer and, PROVIDED, FURTHER, that the purchaser thereof shall have executed a writing satisfactory to the Company, agreeing that such purchase shall be subject to the restrictions on transfer set forth in this Section. If, however, any or all such Stock is not sold pursuant to the Bona Fide Offer within such 30 days, the restrictions on transfer set forth in this Section shall again become applicable to such unsold Stock.

         13. TERMINATION OF CERTAIN PROVISIONS. The provisions of Section 12 of this Agreement shall terminate on the earlier of (i) the effective date of a registration statement filed by the Company under the Act, with respect to an underwritten public offering of the Common Stock or (ii) the closing date of a sale of assets or merger of the Company pursuant to which shareholders of the Company receive securities of a buyer whose shares are publicly traded.

         14. MISCELLANEOUS. (a) Any notice hereunder shall be in writing personally delivered by courier or mailed by registered or certified mail, postage prepaid, and addressed to the Employee at the address appearing in the records of the Company or to the Company at its principal executive offices, or at such other address as may be specified by the Employee or the Company to the other party by notice given in the manner herein provided. A notice shall be deemed to have been given and received upon the earlier of (i) three business days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

                  (b) No waiver by a party hereto of a breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or subsequent breach of the same or any other provision thereof.

                  (c) The Employee acknowledges that the remedy at law for any breach of this Agreement will be inadequate, and agrees that the Company shall, in addition to whatever other remedies it may have, be entitled to injunctive relief.

                  (d) This Agreement shall be governed by the laws of The Commonwealth of Massachusetts (without giving effect to principles of conflicts or choice of laws of Massachusetts or of any other jurisdiction). Subject to the terms of the Plan, this Agreement sets forth the entire agreement between the parties concerning the subject matter hereof and supersedes any prior agreements and understandings relating to the subject matter hereof. No amendment or modification hereof will be effective unless it is in writing and signed by the parties.

                  (e) This Agreement shall bind and benefit the parties hereto and their respective successors and legal representatives and permitted assigns.

                  (f) If any provision of this Agreement is unenforceable or illegal, the remainder of this Agreement shall remain in full force and effect. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with applicable law.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal on the date first above written.

                                         EXCHANGE APPLICATIONS, INC.



                                         By: ___________________________________

                                         Title: ________________________________


                                         _______________________________________
                                         EMPLOYEE